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                                    WACHOVIA
                                   SECURITIES



Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank an

# OF MORTGAGE LOANS                         4,982
AGGREGATE OUTSTANDING PRN. BAL.   $517,913,957.79
AGGREGATE ORIGINAL PRN BAL.       $520,755,480.78

                                          MINIMUM                     MAXIMUM                        AVERAGE
                                          -------                     -------                        -------
OUTSTANDING PRN BAL.                   $10,002.92                 $744,803.61                    $103,957.04
ORIGINAL PRN. BAL.                     $10,150.00                 $750,000.00                    $104,527.39

                                          MINIMUM                     MAXIMUM               WEIGHTED AVERAGE
                                          -------                     -------               ----------------
ORIGINAL LTV RATIO                         4.367%                    100.000%                        75.762%
ORIGINAL CLTV RATIO                        0.000%                    100.000%                         9.753%
MORTGAGE RATE                              6.000%                     15.990%                         8.690%
ORIGINAL TERM (MONTHS)                         60                         360                            292
REMAINING TERM (MONTHS)                        16                         360                            287
SEASONING (MONTHS)                              0                         108                              6
CREDIT SCORE                                    0                         813                            629

                                         EARLIEST                      LATEST
                                         --------                      ------
ORIGINATION DATE                         01/30/94                    12/03/02
MATURITY DATE                            04/15/04                    12/12/32
--------------------------------------------------------------------------------------------------------------


                                     % OF AGGREGATE                                               % OF AGGREGATE
PRODUCT TYPE                         PRINCIPAL BALANCE      GEOGRAPHIC CONCENTRATION (> 5%)    PRINCIPAL BALANCE
Fully Amortizing Fixed Rate                 38.29           California                                  9.61
Fixed Rate Balloon                          24.11           New Jersey                                  8.89
     Subtotal - (Total Fixed Rate)           62.4           Pennsylvania                                7.41
Fully Amortizing Adjustable Rate             37.6           New York                                    7.14
TOTAL:                                        100           North Carolina                              6.41
                                                            Massachusetts                               5.24
                                 % OF AGGREGATE             States with < 5% Concentration             55.32
LIEN POSITION                   PRINCIPAL BALANCE           TOTAL                                        100
First                                       89.36
Second                                      10.64                                                % OF AGGREGATE
TOTAL:                                        100           PROPERTY TYPE                       PRINCIPAL BALANCE
                                                            5 Family/Units                              1.05
                                 % OF AGGREGATE             6 Family/Units                              2.46
LOAN PURPOSE                    PRINCIPAL BALANCE           7 Family/Units                              0.44
CASH OUT                                    65.21           8 Family/Units                              0.19
PURCHASE                                    22.44           Condo                                       2.84
REFINANCE                                   12.22           Duplex                                      6.95
WHOLESALE                                    0.14           Mixed Use                                   4.00
TOTAL:                                        100           Quadruplex                                  0.37
                                                            Row Home                                    0.38
                                 % OF AGGREGATE             Single Family                              79.95
OCCUPANCY STATUS                PRINCIPAL BALANCE           Townhouse                                   0.58
INVESTMENT                                  11.03           Triplex                                     0.78
PRIMARY                                     87.67           TOTAL:                                       100
SECONDARY                                    1.30
TOTAL:                                        100                                            % OF AGGREGATE
                                                            PREPAYMENT PENALTY STATUS       PRINCIPAL BALANCE
                                 % OF AGGREGATE             Loans with Prepayment Penalty              78.48
DOCUMENTATION TYPE              PRINCIPAL BALANCE           Loans without Prepayment Penalty           21.52
FULL                                        81.61           TOTAL:                                       100
ALT DOC                                      3.93
LITE DOC                                     2.39                                            % OF AGGREGATE
STATED                                      12.07           YEAR OF ORIGINATION             PRINCIPAL BALANCE
TOTAL:                                        100           1994                                        0.03
                                                            1996                                        0.14
                                                            1997                                        0.23
                                                            1998                                        0.19
                                                            1999                                        0.23
                                                            2000                                        1.05
                                                            2001                                        8.25
                                                            2002                                        89.9
                                                            TOTAL:                                       100

--------------------------------------------------------------------------------
(ARM LOAN CHARACTERISTICS)

# OF ARM LOANS                              1,446
AGGREGATE OUTSTANDING PRN. BAL.   $194,729,698.48
AGGREGATE ORIGINAL PRN BAL.       $195,316,717.00

                                          MINIMUM                     MAXIMUM                        AVERAGE
                                          -------                     -------                        -------
OUTSTANDING PRN BAL.                   $11,579.83                 $649,058.32                    $134,667.84
ORIGINAL PRN. BAL.                     $11,600.00                 $650,000.00                    $135,073.80

                                          MINIMUM                     MAXIMUM               WEIGHTED AVERAGE
                                          -------                     -------               ----------------
MARGIN                                     2.800%                     12.100%                         6.654%
MAXIMUM MORTGAGE RATE                      7.990%                     18.800%                        14.523%
MINIMUM MORTGAGE RATE                      5.950%                     11.990%                         8.293%
INITIAL RATE CAP                           1.000%                      7.800%                         2.939%
PERIODIC RATE CAP                          1.000%                      2.000%                         1.263%
MONTHS TO NEXT ADJUSTMENT                       2                          35                             20